EXHIBIT 10.8
PROMISSORY NOTE

Borrower Information:
Name: Epazz, Inc.	Date: June 4, 2008
Street Address: 445 E. Ohio St. Suite 250 Chicago, IL 60611	Date of Incorporation: March 23, 2000
City: Chicago	Area code/Telephone number: (312) 955-0512
State: IL	Federal ID: 36-4313571
Zip: 60611

Lender Information:
Name: Star Financial Corporation

Loan Information:
Loan Amount: $282,000	Loan Period: 60 months
Interest Rate: 10%	Loan Origination Fee 5% Payback amount $296,100

Amortization Table for $296100.00 borrowed on Aug 1, 2008
Month Year	9 2008	10 2008	11 2008	12 2008	1 2009	2 2009	3 2009	4 2009	5 2009	6 2009	7 2009	8 2009
Payment ($)	6291.25	6291.25	6291.25	6291.25	6291.25	6291.25	6291.25	6291.25	6291.25	6291.25	6291.25	6291.25
Principal Paid ($)	3823.75	3855.61	3887.74	3920.14	3952.81	3985.75	4018.97	4052.46	4086.23	4120.28	4154.61	4189.24
Interest Paid ($)	2467.50	2435.64	2403.51	2371.11	2338.44	2305.50	2272.28	2238.79	2205.02	2170.97	2136.64	2102.01
Total Interest ($)	2467.50	4903.14	7306.64	9677.75	12016.19	14321.69	16593.97	18832.77	21037.79	23208.76	25345.40	27447.41
Balance ($)	292276.25	288420.64	284532.89	280612.75	276659.94	272674.19	268655.22	264602.77	260516.54	256396.26	252241.65	248052.41
Month Year	9 2009	10 2009	11 2009	12 2009	1 2010	2 2010	3 2010	4 2010	5 2010	6 2010	7 2010	8 2010
Payment ($)	6291.25	6291.25	6291.25	6291.25	6291.25	6291.25	6291.25	6291.25	6291.25	6291.25	6291.25	6291.25
Principal Paid ($)	4224.15	4259.35	4294.84	4330.63	4366.72	4403.11	4439.80	4476.80	4514.11	4551.73	4589.66	4627.90
Interest Paid ($)	2067.10	2031.90	1996.41	1960.62	1924.53	1888.14	1851.45	1814.45	1777.14	1739.52	1701.59	1663.35
Total Interest ($)	29514.51	31546.41	33542.82	35503.44	37427.97	39316.11	41167.55	42982.00	44759.14	46498.67	48200.26	49863.61
Balance ($)	243828.26	239568.92	235274.07	230943.44	226576.72	222173.61	217733.81	213257.00	208742.90	204191.17	199601.51	194973.61
Month Year	9 2010	10 2010	11 2010	12 2010	1 2011	2 2011	3 2011	4 2011	5 2011	6 2011	7 2011	8 2011
Payment ($)	6291.25	6291.25	6291.25	6291.25	6291.25	6291.25	6291.25	6291.25	6291.25	6291.25	6291.25	6291.25
Principal Paid ($)	4666.47	4705.36	4744.57	4784.11	4823.97	4864.17	4904.71	4945.58	4986.79	5028.35	5070.25	5112.51
Interest Paid ($)	1624.78	1585.89	1546.68	1507.14	1467.28	1427.08	1386.54	1345.67	1304.46	1262.90	1221.00	1178.74
Total Interest ($)	51488.39	53074.28	54620.96	56128.11	57595.38	59022.46	60409.00	61754.67	63059.12	64322.02	65543.02	66721.76
Balance ($)	190307.14	185601.78	180857.21	176073.11	171249.13	166384.96	161480.25	156534.67	151547.88	146519.52	141449.27	136336.76
Month Year	9 2011	10 2011	11 2011	12 2011	1 2012	2 2012	3 2012	4 2012	5 2012	6 2012	7 2012	8 2012
Payment ($)	6291.25	6291.25	6291.25	6291.25	6291.25	6291.25	6291.25	6291.25	6291.25	6291.25	6291.25	6291.25
Principal Paid ($)	5155.11	5198.07	5241.39	5285.06	5329.11	5373.52	5418.30	5463.45	5508.98	5554.89	5601.18	5647.85
Interest Paid ($)	1136.14	1093.18	1049.86	1006.18	962.14	917.73	872.95	827.80	782.27	736.36	690.07	643.40
Total Interest ($)	67857.90	68951.08	70000.95	71007.13	71969.27	72887.01	73759.96	74587.76	75370.04	76106.40	76796.47	77439.87
Balance ($)	131181.65	125983.58	120742.20	115457.13	110128.03	104754.51	99336.21	93872.77	88363.79	82808.90	77207.73	71559.88
Month Year	9 2012	10 2012	11 2012	12 2012	1 2013	2 2013	3 2013	4 2013	5 2013	6 2013	7 2013	8 2013
Payment ($)	6291.25	6291.25	6291.25	6291.25	6291.25	6291.25	6291.25	6291.25	6291.25	6291.25	6291.25	6291.25
Principal Paid ($)	5694.92	5742.38	5790.23	5838.48	5887.13	5936.19	5985.66	6035.54	6085.84	6136.55	6187.69	6239.26
Interest Paid ($)	596.33	548.87	501.02	452.77	404.12	355.06	305.59	255.71	205.41	154.70	103.56	51.99
Total Interest ($)	78036.20	78585.08	79086.10	79538.87	79942.99	80298.04	80603.63	80859.34	81064.75	81219.44	81323.00	81375.00
Balance ($)	65864.96	60122.58	54332.35	48493.87	42606.74	36670.55	30684.88	24649.34	18563.50	12426.95	6239.26	0.00

1.	Promise to Pay. Loan Amount $282,000 plus 5% Loan origination fee. Borrower promises to pay Lender $296,100 and interest at the yearly rate of 10% on the unpaid balance as specified below.

2.	Installments: Borrower will pay 60 payments of $6291.25 each monthly intervals on the first day of the month.

3.	Application of Payments: Payments will be applied first to interest and then to principal.

4.	Prepayment: Borrower may prepay all or any part of the principal without penalty.

5.
Loan Acceleration: If Borrower is more than 90 days late in making any payment, Lender may declare that the entire balance of unpaid principal is due immediately, together with the interest that has accrued.

6.	Security: This is an unsecured note.

7.	Collection Costs: If Lender prevails in a lawsuit to collect on this note, Borrower will pay Lender's costs and lawyer's fees in an amount the court finds to be reasonable.

The undersigned and all other parties to this note, whether as endorsers, guarantors or sureties, agree to remain fully bound until this note shall be fully paid and waive demand, presentment and protest and all notices hereto and further agree to remain bound notwithstanding any extension, modification, waiver, or other indulgence or discharge or release of any obligor hereunder or exchange, substitution, or release of any collateral granted as security for this note. No modification or indulgence by any holder hereof shall be binding unless in writing; and any indulgence on any one occasion shall not be an indulgence for any other or future occasion. Any modification or change in terms, hereunder granted by any holder hereof, shall be valid and binding upon each of the undersigned, notwithstanding the acknowledgement of any of the undersigned, and each of the undersigned does hereby irrevocably grant to each of the others a power of attorney to enter into any such modification on their behalf. The rights of any holder hereof shall be cumulative and not necessarily successive. This note shall take effect as a sealed instrument and shall be construed, governed and enforced in accordance with the laws of the State of Illinois.

Borrower: Epazz, Inc. 445 E. Ohio St. Suite 250, Chicago, IL 60611

Officer Signature: /s/ Shaun Passley                       Date:  6/10/2008

Print Name:  Shaun Passley